UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of event reported) April 15,1996



                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



                              Indiana 35-1938254
                (State or other jurisdiction of (I.R.S. Employer
              incorporation or organization) Identification Number)



           202 East Spring St., PO Box 939, New Albany, Indiana 47150
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224




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         This Current Report on Form 8-K is being filed to report the retirement of Ed Pinaire from the Community Bank Shares of Indiana Board of Directors effective April 15, 1997. The bylaws of the Company mandatorily require retirement when directors reach the age of 70, which Mr. Pinaire attained in September of 1996. No successor for the directorship has been announced.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                              COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    April 18,1997               BY:     /S/  Robert E. Yates
                                                       Robert E. Yates
                                                       President and CEO


     Dated    April 18,1997               BY:     /S/  James M. Stutsman
                                                       James M. Stutsman
                                                       Chief Financial Officer